                           STOCK REPURCHASE AGREEMENT

     THIS STOCK REPURCHASE AGREEMENT (the "Agreement") is entered into as of
March 10, 2006, by and between Vicor Technologies, Inc., a Delaware corporation
(the "Company"), and David H. Fater (the "Stockholder").

     WHEREAS, the Stockholder is the President and Chief Executive Officer of
the Company;

     WHEREAS, the Stockholder issued that certain Promissory Note dated July 23,
2002 to the Company in the principal amount of $749,975, free of interest for the first five years of its term, due and payable on July 23, 2007, to enable the Stockholder to purchase 250,000 shares (the "Original Shares") of the
Company's common stock at a purchase price of $3.00 per share (the "Note"), a copy of which is attached hereto as Exhibit "A".

     WHEREAS, the Stockholder presently owns all of the Original Shares of the
Company's common stock that he purchased pursuant to the Note;

     WHEREAS, on February 13, 2006, the Board of Directors of the Company, after careful review and diligent consideration, approved and authorized the Company to repurchase 150,000 of the Original Shares (the "Purchased Shares") from the
Stockholder at a purchase price of $5.00 per Share; and

     WHEREAS, the Stockholder desires to resell the Purchased Shares to the
Company in a private transaction, and the Company desires to repurchase the
Purchased Shares from the Stockholder in a private transaction, all on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other valuable consideration, the parties hereby agree as follows:

1. Recitals. The foregoing recitals are true and correct. Each of the foregoing recitals to this Agreement is hereby incorporated into and made a part of this
Agreement.

2. Shares to be Repurchased. Subject to the conditions set forth herein, the
Stockholder hereby agrees to sell to the Company, and the Company agrees to repurchase from the Stockholder, all of the Purchased Shares for an aggregate purchase price of $750,000 (the "Purchase Price") to be paid as contemplated in this Agreement.

3. Payment for the Shares. Upon receipt by the Company of two copies of this
Agreement executed by the Stockholder and the duly endorsed certificate(s)
representing the Purchased Shares, the Company shall:

     (a) apply the full Purchase Price to the outstanding principal amount of the Note;

     (b) pay to the Stockholder any excess of the Purchase Price over the outstanding principal amount of the Note;

     (c) deliver the original Note to the Stockholder marked "canceled"; and

     (d) cause a replacement stock certificate to be issued to the Stockholder representing any of the Original Shares that the Company does not purchase hereunder.

4. Representations and Warranties of Stockholder. The Stockholder represents, covenants and warrants to the Company as follows:

     (a) Power and Authority. The Stockholder has full power, legal right and authority to enter into, execute and deliver this Agreement and any other agreements, instruments and documents contemplated hereby and to carry out his or her obligations hereunder. No other acts or proceedings on the part of the
Stockholder are necessary to authorize this Agreement (or any agreements, instruments and documents contemplated hereby) or the transactions contemplated hereby. This Agreement and any other agreements, instruments and documents contemplated hereby, constitute valid and legally binding obligations of the
Stockholder and are enforceable against him in accordance with their respective terms.

     (b) No Liens or Encumbrances. The Stockholder owns all of the Purchased
Shares beneficially and of record, and, upon transfer of the Purchased Shares to the Company, the Purchased Shares shall be free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges and restrictions. The Stockholder will not permit any liens, encumbrances, security agreements, equities, options, claims, charges, or restrictions to be placed on the Purchased Shares, and none of the Purchased Shares have ever been subject to any claim, lien or encumbrance of any kind.

     (c) No Violation. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein will not: (i)
violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon the
Stockholder or his property; (ii) violate any statute, law or regulation of any jurisdiction applicable to the Stockholder in connection with the transactions contemplated hereby; or (iii) violate or constitute a default under any mortgage, indenture, deed of trust, lease, contract, obligation, agreement, license or instrument to which the Stockholder is a party.

     (d) No Third Party Authorization. No permits, approvals, consents, satisfaction of waiting periods, or waivers thereof from any agencies, any jurisdiction or governmental body, or from any other person whatsoever, are necessary to allow the Stockholder to consummate the transactions contemplated by this Agreement in compliance with, and not in breach of, all applicable laws, rules, regulations, orders or governmental or other agency directives, or the provisions of any contract binding upon the Stockholder.

5. Access to Information. Prior to the date hereof, the Stockholder and his legal, accounting and financial advisors have had the opportunity to ask questions and receive answers from the Company and its officers and directors concerning the financial condition and business prospects of the Company, and have received copies of or access to all requested information and documentation relating to the Company and its financial and business affairs. Without limiting the generality of the immediately preceding sentence, the Stockholder acknowledges and agrees that, as President and Chief Executive Officer of the
Company, he is fully familiar with the Company, its business and financial conditions and its prospects, and he fully understands the impact to him
(financial and otherwise) of the transactions contemplated herein.

6. Sophistication. The Stockholder is sophisticated and experienced in financial, business and investment matters (particularly with regard to the business of the Company), and, as a result, the Stockholder is in a position to evaluate the merits and risks of a sale of the Shares and the tax consequences to him of such sale. The Stockholder has had, or has had the opportunity to obtain, the advice and the assistance of legal counsel, accountants and other professional advisors in connection with evaluating the transactions contemplated by this Agreement. The Stockholder acknowledges that the Company has made no representation to the Stockholder in connection with this transaction as to its accounting or tax treatment.

7. Indemnification. The Stockholder shall indemnify and hold harmless the
Company, and its officers, directors, stockholders, affiliates, employees, agents and attorneys, (collectively, the "Company Group") against and in respect of any and all direct or indirect damages, claims, losses, liabilities and reasonable expenses (including, without limitation, legal, accounting, and other

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expenses) suffered by any member of the Company Group which arise out of or in respect of any falsity, inaccuracy or misrepresentation in or breach of any of the representations, warranties, agreements or covenants made in this Agreement by the Stockholder.

8. Compliance with Securities Laws. The repurchase of the Purchased Shares by the Company requires that the Stockholder and the Company comply with applicable requirements of federal and state securities and corporate laws. Accordingly, the Stockholder agrees to take any further acts and execute and deliver to the
Company any documents the Company may reasonably require to assure compliance with such laws.

9. Confidentiality. Each party hereto covenants and agrees that he or it shall keep all information regarding this Agreement, its terms and conditions and the transactions contemplated herein confidential at all times, except as otherwise required by applicable law (including, without limitation, securities laws).

10. Miscellaneous Provisions. This Agreement contains the entire understanding and agreement between the parties with respect to the subject matter of this
Agreement, and supersedes all other negotiations, understandings and representations (if any), oral or written, made by and between the parties. All of the terms and provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective heirs, legal representatives, successors and permitted assigns, whether so expressed or not. No party shall assign its rights or obligations under this Agreement without the prior written consent of the other party to this Agreement.

     The headings contained in this Agreement are for convenience of reference only, and shall not limit or otherwise affect in any way the meaning or interpretation of this Agreement. If any part of this Agreement or any other agreement entered into pursuant to this Agreement is contrary to, prohibited by or deemed invalid under applicable law or regulation, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder of this Agreement shall not be invalidated thereby and shall be given full force and effect so far as possible. All covenants, agreements, representations and warranties made in this Agreement or otherwise made in writing by any party pursuant to this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

     The parties acknowledge that a substantial portion of the negotiations and anticipated performance of this Agreement occurred or shall occur in Boca Raton,
Florida. Any civil action or legal proceeding arising out of or relating to this
Agreement shall be brought in the courts of record of the State of Florida in
Palm Beach County or the United States District Court, Southern District of
Florida, West Palm Beach Division. Each party consents to the jurisdiction of this court in any civil action or legal proceeding and waives any objection to the laying of venue of any civil action or legal proceeding in court. Service of any court paper may be effected on a party by mail, as provided in this
Agreement, or in any other manner as may be provided under applicable laws, rules of procedure or local rules.

     This Agreement and all transactions contemplated by this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Florida without regard to principles of conflicts of laws. If any legal action or other proceeding is brought for the enforcement of this
Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party shall be entitled to recover from the other party reasonable attorneys' fees (including appellate fees and costs), sales and use taxes, court costs, and all other expenses even if not taxable as court costs.
This Agreement may be executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have executed this Stock Repurchase
Agreement as of the date first written above.

                                        STOCKHOLDER

                                        /s/ David H. Fater
                                        ----------------------------------------
                                        DAVID H. FATER

                                        VICOR TECHNOLOGIES, INC.

                                        By: /s/ Jerry M. Anchin
                                            ------------------------------------
                                        Name: Jerry M. Anchin
                                              ----------------------------------
                                        Title: V.P./ R&D
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